September 15, 2005

WRITER'S DIRECT LINE

(212) 838-8269

Pamela A. Long, Assistant Director
United States Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 7010
Washington, DC 20549

Re:	PerfectData Corporation PRE 14A filed July 20, 2005 File No. 000-12817

Dear Ms. Long:

This letter responds to your comments set forth in a letter dated August 2, 2005 regarding the above-referenced preliminary proxy material filed by PerfectData Corporation (the "Company"). For ease of reference, your inquiries have been incorporated in this letter in bold type and precede our responses. If you have any questions regarding the responses to your comments, please feel free to call me at the number indicated above.

We apologize for the delay in sending this response. The delay was attributable to a number of factors including the Company's focus on filing its From 10-QSB for the three months ended June 30, 2005, summer vacation schedules, a number of business developments that required the attention of management and new developments in connection with management the management of the company, which are reflected in the amended Proxy Statement. Specifically, the Company decided that it wanted to appoint new independent directors to the Board allowing it to reconstitute the Audit Committee as well as establish a Compensation and Nominating Committee, each of which is made up solely of independent directors. Your patience and indulgence is most appreciated.

PRE 14A filed July 20, 2005

Audit Committee Report, page 7

1.	The audit committee report should be signed by the members of the audit committee. See Item 306(b) of Regulation S-B.

The Proxy has been revised in response to your comment. Please see page 8 of the amended Proxy. As discussed in the Proxy, the Audit Committee Report was issued by the Board acting as the Audit Committee. Accordingly, the report has been signed by the Board of Directors.

Proposal 4, page 22

2.	Given that you are proposing to increase the number of authorized shares of common stock in order to provide common shares upon conversion of the preferred shares that were issued in the merger with Sona, you should include the information required by Item 14 of Schedule 14A with regard to the merger between PerfectData and Sona. See also Note A to Schedule 14A. In this regard, we note that in the merger transaction, Sona shareholders were to receive 80% of the issued and outstanding common shares of PerfectData on a fully diluted basis but PerfectData did not have a sufficient number of common shares authorized, so convertible preferred shares were issued instead.

The Proxy has been revised to incorporate the information required by Item 14 in response to your comment. Please see pages 30-59 of the amended Proxy. Since the Company is an S-B filer, in accordance with the instructions to Item 14, we did not include information that may be required under Regulation S-K but not under Regulation S-B. Further, we have omitted as irrelevant the financial information required by paragraph (b) (10) since the Merger has already been consummated and the company is not actually seeking shareholder approval for the Merger and since, at the time of the Merger, the Company was a shell". We have included Sona's audited financial statements for 2003 and 2004, unaudited financial statements for the three and six month periods ended June 30, 2005 and pro forma consolidated financial information as at and for the year ended March 31, 2005 giving effect to the Merger previously included in a Form 8-K filed in July and the Company's unaudited financial statement for the three and six month periods ended June 30, 2005 included in its form 10-QSB filed in August 2005.

3.	We note that you are increasing the number of authorized shares to 90,000,000 and that after conversion of the outstanding preferred shares you will have approximately 34,000,000 common shares outstanding. In addition, we note your statement that the increase in authorized shares will allow you to issue additional shares in connection with possible acquisitions. Tell us whether you are in the process of making an acquisition. Please note that to the extent you are authorizing shares to be issued in a pending acquisition, you must include information regarding that acquisition.

At the present time, the company does not have any pending acquisitions. A statement to that effect has been added to the amended Proxy on page 27.

Miscellaneous, page 31
Reports and Financial Statements, page 31

4.	Information may be incorporated by reference only to the extent specifically permitted by the items in Schedule 14A. See Note D to Schedule 14A. As it appears you must include the information required by Item 14, including financial statements, please provide us with an analysis as to why you believe you may incorporate by reference or revise accordingly.

The incorporation by reference language has been deleted.

Form 8-K/A filed July 5, 2005
Item 9.01 Financial Statements of Sona Mobile

5.	Considering your financial condition and results of operations, tell us what consideration you and your auditor gave to your ability to continue as a going concern, and how this may have impacted reporting requirements.

According to the company's auditors, Horwath and Orenstein LLP, the following factors were considered in determining that the company's ability to continue as a going concern:

a.	From January 1, 2005 through March 18, 2005, the date of the report, Sona issued 668,617 shares of common stock in three separate transactions and received total proceeds of $750,000. This includes the conversion of a $100,000 note into 158,730 shares of common stock. See notes 7, 8 and 12 to Sona's audited financial statements.

b.	Prior to the date of the report, Sona and PerfectData executed and delivered the Agreement and Plan of Merger pursuant to which Sona would merge with and into a wholly-owned subsidiary of PerfectData. The Merger was conditioned on PerfectData having a "Tangible Net Worth" of at least $750,000. Based on our review of PerfectData's filed reports with the SEC and other information supplied by PerfectData during due diligence, it appeared that PerfectData had a Tangible Net Worth in excess of $1 million. Thus, as result of the Merger, Sona's equity would increase significantly.

c.	There were two items on Sona's balance sheet that were classified as liabilities that arguably could have been reclassified as equity. Reclassifying either one would have eliminated the working capital deficit of $110,000 and the shareholders' deficiency of $$110,000. At December 31, 2004,

Sona's liabilities included a "due to shareholder" in the amount of $210,000, reflecting deferred unpaid consulting fees. The obligation was non-interest bearing and unsecured and there are no specific terms of repayment. In addition, at December 31, 2004 Sona had $280,000 of redeemable preferred stock outstanding that was classified as debt.

d.	Sona's original business plan for 2005, which the auditors reviewed prior to issuing their report in March 2005, contemplated revenues of $7.5 million, net income of $100,000 and EBITDA of $350,000.

As a result of the above transactions, Sona had more than sufficient available cash to fund operations and execute its business plan to enable it to continue as a going concern.

Sincerely,

/s/ Joel J. Goldschmidt Joel J. Goldschmidt